Exhibit 99.2

HECLA MINING COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated financial information contained herein is prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the accompanying notes. The following unaudited pro forma condensed consolidated financial statements were prepared to give effect to the disposal by Hecla Mining Company ("us", "we", the "Company" or "Hecla") of our wholly-owned subsidiary Hecla Quebec Inc. disposal (the "disposal"). The disposal will be presented as a discontinued operation in our Consolidated Financial Statements.

On January 26, 2026, we announced that we had entered into a material definitive agreement for the disposal of our Hecla Quebec Inc. subsidiary which owns the Casa Berardi segment and various exploration properties in Quebec, Canada to an affiliate of Orezone Gold Corporation ("Orezone") for up to $593 million in total consideration comprised of the following:

●	Cash consideration of $160 million due upon closing;

●	Equity consideration of approximately 65.8 million Orezone common shares, to be issued upon closing;

●	Deferred cash consideration of $30 million and $50 million to be paid at 18 months and 30 months, respectively, from closing; and

●	Contingent consideration of up to $241 million consisting of:

o	Production-based royalty payments of up to $211 million ($80/ounce for the first 500,000 ounces, then $180/ounce thereafter from open pit operations)

o	Permit receipt payment of $20 million upon grant of permits

o	Gold price-linked payment of up to $10 million at gold prices exceeding $4,200/ounce.

Under the terms of the transaction, (i) Orezone is entitled to reduce future deferred cash payments or contingent royalty payments owed to us if the financial assurance required under Casa Berardi’s updated closure plan exceeds $150.0 million, by 50% of such amount and (ii) On April 24, 2026 a working capital true up adjustment will be made to reflect any difference between actual and targeted working capital agreed upon between Hecla and Orezone.

On March 25, 2026, the disposal closed and we received cash consideration of $160 million and 65,757,265 Orezone shares valued at $95.5 million. We intend to utilize the $160 million cash consideration received and existing cash resources to call and redeem the remaining $263 million 7.25% Senior Notes due February 15, 2028 ("Senior Notes"). We issued $475 million Senior Notes on February 19, 2020, and called and redeemed $212 million Senior Notes during 2025.

The unaudited pro forma condensed consolidated financial information is presented on the basis that we will utilize the cash proceeds received from the disposition and existing the cash resources to call and redeem $263 million of Senior Notes. The unaudited pro forma condensed consolidated financial information and related notes present our historical condensed consolidated balance sheet and historical condensed consolidated statement of operations adjusted to reflect the impact of the disposal that are (i) directly attributable to the disposal and (ii) factually supportable.

The unaudited pro forma condensed consolidated financial information for the years ended December 31, 2025, 2024 and 2023 and as of December 31, 2025, has been derived from our audited consolidated financial statements for the years ended December 31, 2025, 2024 and 2023. The unaudited pro forma condensed consolidated financial information has been prepared as if the disposal was completed as of January 1, 2023, in the case of the unaudited pro forma condensed consolidated statement of operations, and on December 31, 2025, in the case of the unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated presentation of the consideration received is preliminary and subject to adjustment. The final allocation of consideration among the derecognized assets and liabilities may differ materially from the amounts shown as of the applicable closing dates.

The unaudited pro forma condensed consolidated financial information does not purport to project our future operating results and should be read in conjunction with the accompanying notes.

This unaudited pro forma condensed consolidated financial information, including the related notes, is derived from, and should be read in conjunction with, our audited consolidated financial statements, which are available in our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 18, 2026.

HECLA MINING COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2025

(dollars and shares in thousands, except per share amounts - unaudited)

	Hecla Historical December 31, 2025	Hecla Quebec Inc. Disposal Adjustments (Note 2)		Pro Forma adjustments		Pro Forma
Sales	$1,423,019	$(319,117)	a.	$—		$1,103,902
Cost of sales and other direct production costs	640,799	(173,486)	a.	-		467,313
Depreciation, depletion and amortization	160,017	(33,232)	a.	-		126,785
Total cost of sales	800,816	(206,718)		-		594,098
Gross profit	622,203	(112,399)	a.	-		509,804

Other operating expenses:
General and administrative	57,626	-		-		57,626
Exploration and pre-development	27,745	(393)	a.	-		27,352
Ramp-up and suspension costs	14,005	-		-		14,005
Provision for closed operations and environmental matters	7,867	-		-		7,867
Other operating loss	165	6,381	a.	-		6,546
	107,408	5,988		-		113,396
Income from operations	514,795	(118,387)		-		396,408
Other expense:
Interest expense	(41,581)	583	a.	19,068	b.	(21,930)
Fair value adjustments, net	12,455	(4,065)	a.	-		8,390
Foreign exchange loss	(5,764)	-		-		(5,764)
Other expense, net	(726)	-		-		(726)
	(35,616)	(3,482)		19,068		(20,030)
Income before income and mining taxes	479,179	(121,869)		19,068		376,378
Income and mining tax provision	(157,467)	44,160	a.	(5,148)	b.	(118,455)
Net income	321,712	(77,709)		13,920		257,923
Preferred stock dividends	(552)	-		-		(552)
Net income applicable to common stockholders	$321,160	$(77,709)		$13,920		$257,371
Basic income per common share after preferred dividends	$0.49					$0.39
Diluted income per common share after preferred dividends	$0.49					$0.39
Weighted average number of common shares outstanding basic	651,965					651,965
Weighted average number of common shares outstanding diluted	655,768					655,768

HECLA MINING COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2024

(dollars and shares in thousands, except per share amounts - unaudited)

	Hecla Historical December 31, 2024	Hecla Quebec Inc. Disposal Adjustments (Note 2)		Pro Forma adjustments		Pro Forma
Sales	$929,925	$(209,679)	a.	$—		$720,246
Cost of sales and other direct production costs	548,245	(150,779)	a.	—		397,466
Depreciation, depletion and amortization	183,470	(72,835)	a.	—		110,635
Total cost of sales	731,715	(223,614)		—		508,101
Gross profit	198,210	13,935		-		212,145

Other operating expenses:
General and administrative	45,405	(1,863)	a.	—		43,542
Exploration and pre-development	27,321	—		—		27,321
Ramp-up and suspension costs	43,307	—		—		43,307
Provision for closed operations and environmental matters	6,843	—		—		6,843
Write-down of property, plant and equipment	14,574	—		—		14,574
Other operating income	(45,516)	(1,688)	a.	—		(47,204)
	91,934	(3,551)		—		88,383
Income from operations	106,276	17,486		-		123,762
Other expense:
Interest expense	(49,834)	520	a.	19,068	b.	(30,246)
Fair value adjustments, net	(2,204)	5,745	a.	—		3,541
Foreign exchange gain	7,552	—		—		7,552
Other income, net	4,426	—		—		4,426
	(40,060)	6,265		19,068		(14,727)
Income before income and mining taxes	66,216	23,751		19,068		109,035
Income and mining tax provision	(30,414)	(4,810)	a.	(5,148)	b.	(40,372)
Net income	35,802	18,941		13,920		68,663
Preferred stock dividends	(552)	—		—		(552)
Net income applicable to common stockholders	$35,250	$18,941		$13,920		$68,111
Basic income per common share after preferred dividends	$0.06					$0.11
Diluted income per common share after preferred dividends	$0.06					$0.11
Weighted average number of common shares outstanding basic	620,848					620,848
Weighted average number of common shares outstanding diluted	622,535					622,535

HECLA MINING COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2023

(dollars and shares in thousands, except per share amounts - unaudited)

	Hecla Historical December 31, 2023	Hecla Quebec Inc. Disposal Adjustments (Note 2)		Pro Forma adjustments		Pro Forma
Sales	$720,227	$(177,678)	a.	$—		$542,549
Cost of sales and other direct production costs	458,504	(155,304)	a.	—		303,200
Depreciation, depletion and amortization	148,774	(66,037)	a.	—		82,737
Total cost of sales	607,278	(221,341)		—		385,937
Gross profit	112,949	43,663		—		156,612

Other operating expenses:
General and administrative	42,722	(2,084)	a.	—		40,638
Exploration and pre-development	32,512	(5,685)	a.	—		26,827
Ramp-up and suspension costs	76,252	(2,228)	a.	—		74,024
Provision for closed operations and environmental matters	7,575	—		—		7,575
Other operating income	(1,438)	(3,023)	a.	—		(4,461)
	157,623	(13,020)		—		144,603
(Loss) income from operations	(44,674)	56,683		—		12,009
Other expense:
Interest expense	(43,319)	189	a.	19,068	b.	(24,062)
Fair value adjustments, net	2,925	(1,190)	a.	—		1,735
Foreign exchange loss	(3,810)	—		—		(3,810)
Other (expense) income, net	5,883	—		—		5,883
	(38,321)	(1,001)		19,068		(20,254)
Loss before income and mining taxes	(82,995)	55,682		19,068		(8,246)
Income and mining tax provision	(1,222)	(17,838)	a.	(5,148)	b.	(24,208)
Net loss	(84,217)	37,844		13,920		(32,454)
Preferred stock dividends	(552)	—		—		(552)
Net loss applicable to common stockholders	$(84,769)	$37,844		$13,920		$(33,006)
Basic and diluted loss per common share after preferred dividends	$(0.14)					$(0.05)
Weighted average number of common shares outstanding basic and diluted	605,668					605,668

HECLA MINING COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of December 31, 2025

(dollars in thousands - unaudited)

	Hecla Historical December 31, 2025	Hecla Quebec Disposition Adjustments (Note 3)		Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$241,558	$160,000	a.b.	$(263,000)	h.	$138,558
Accounts receivable	187,340	(5,091)	b.	—		182,249
Inventories	114,785	(33,098)	b.	—		81,687
Other current assets	85,661	(2,596)	b.	—		83,065
Total current assets	629,344	119,215		(263,000)		485,559
Investments	47,842	95,245	c.	—		143,087
Restricted cash and cash equivalents	1,174	—		—		1,174
Properties, plants, equipment and mine development, net	2,840,827	(687,496)	b.d.	—		2,153,331
Operating lease right-of-use assets	8,859	—		—		8,859
Other non-current assets	32,599	79,859	e.	—		112,458
Total assets	$3,560,645	$(393,177)		$(263,000)		$2,904,468

LIABILITIES
Current liabilities:
Accounts payable and other current accrued liabilities	$163,811	$(32,581)	b.	$—		$131,230
Finance leases	7,173	—		—		7,173
Accrued reclamation and closure costs	13,795	—		—		13,795
Accrued interest	7,678	—		—		7,678
Other current liabilities	39,107	1,134	b.f.	—		40,241
Total current liabilities	231,564	(31,447)		—		200,117
Accrued reclamation and closure costs	188,471	(75,980)	b.	—		112,491
Long-term debt including finance leases	268,627	—		(263,000)	h.	5,627
Deferred tax liability	246,425	(88,840)	b.	—		157,585
Other non-current liabilities	33,912	—		—		33,912
Total liabilities	$968,999	$(196,267)		$(263,000)		$509,732

STOCKHOLDERS’ EQUITY
Preferred stock	$39	$—		$—		$39
Common stock	169,689	—		—		169,689
Capital surplus	2,643,211	—		—		2,643,211
Accumulated deficit	(182,143)	(196,910)	g.	—		(379,053)
Accumulated other comprehensive loss, net	(3,334)	—		—		(3,334)
Treasury stock	(35,816)	—		—		(35,816)
Total stockholders’ equity	2,591,646	(196,910)		—		2,394,736
Total liabilities and stockholders’ equity	$3,560,645	$(393,177)		$(263,000)		$2,904,468

HECLA MINING COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(IN THOUSANDS OF DOLLARS, UNLESS OTHERWISE NOTED)

Note 1. Basis of Presentation and Description of the Transactions

Basis of Presentation

The unaudited pro forma condensed consolidated financial information has been prepared in accordance with Article 11. The unaudited pro forma condensed consolidated balance sheet is presented as of December 31, 2025, as if the disposal of Hecla Quebec Inc. occurred on December 31, 2025. The unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2025, 2024 and 2023 has been prepared as if the disposal had occurred as of January 1, 2023, and exclude the results of Hecla Quebec Inc. for all periods. The disposal will be presented as a discontinued operation in our Consolidated Financial Statements, resulting in unaudited pro forma statement of operations for each of the years ended December 31, 2025, 2024 and 2023, respectively being presented.

The unaudited pro forma condensed consolidated financial statements and explanatory notes have been prepared to illustrate the effects of the Hecla Quebec Inc., sale by Hecla. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and do not necessarily indicate the financial results of the disaggregated company had the sale occurred at the beginning of the periods presented, nor do they necessarily indicate the results of operations in future periods or the future financial position of the company. The unaudited pro forma condensed consolidated presentation of the consideration received is preliminary and subject to adjustment. The final allocation of consideration among the derecognized assets and liabilities may differ materially from the amounts shown as of the applicable closing dates.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only.

Sale of Hecla Quebec Inc.

On January 26, 2026, we announced that we had entered into a material definitive agreement for the disposal of our Hecla Quebec Inc. subsidiary which owns the Casa Berardi segment to Orezone Gold Corporation ("Orezone") for up to $593 million in total consideration comprised of the following:

●	Cash consideration of $160 million due upon closing;

●	Equity consideration of approximately 65.8 million Orezone common shares, to be issued upon closing;

●	Deferred cash consideration of $30 million and $50 million to be paid at 18 months and 30 months, respectively, from closing; and

●	Contingent consideration of up to $241 million consisting of:

o	Production-based royalty payments of up to $211 million ($80/ounce for the first 500,000 ounces, then $180/ounce thereafter from open pit operations)

o	Permit receipt payment of $20 million upon grant of permits

o	Gold price-linked payment of up to $10 million at gold prices exceeding $4,200/ounce.

Under the terms of the transaction, (i) Orezone is entitled to reduce future deferred cash payments or contingent royalty payments owed to us if the financial assurance required under Casa Berardi’s updated closure plan exceeds $150.0 million, by 50% of such amount and (ii) On April 24, 2026 a working capital true up adjustment will be made to reflect any difference between actual and targeted working capital agreed upon between Hecla and Orezone.

We intend to utilize the $160 million cash consideration received and existing cash resources to call and redeem the remaining $263 million 7.25% Senior Notes due February 15, 2028 ("Senior Notes"). We issued $475 million Senior Notes on February 19, 2020, and called and redeemed $212 million Senior Notes during 2025.

Note 2. Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

The following adjustments correspond to those included in the unaudited condensed consolidated pro forma statements of operations for the years ended December 31, 2025, 2024 and 2023, respectively, based on Management's preliminary accounting assessments which are subject to change.

Hecla Quebec Inc. Disposal Adjustments

a.	Represents the income and expenses eliminated in connection with the disposal of Hecla Quebec Inc.

Pro Forma Adjustments

b.	Reflects the elimination of interest expense of $19.1 million following repayment of $263 million of Senior Notes and related income and mining tax expense.

Note 3. Adjustments to the Unaudited Pro Forma Condensed Balance Sheet

The following adjustments correspond to those included in the unaudited condensed consolidated pro forma balance sheet as of December 31, 2025, based on Management's preliminary accounting assessments which are subject to change.

a.	Represents the cash proceeds received of $160 million.

b.	Represents the assets and liabilities derecognized which amounted to total assets of $763.8 million and liabilities of $210.6 million, respectively.

c.	Represents the 65,757,265 Orezone shares valued at $95.5 million.

d.	Represents the fair value of the royalty contingent consideration of $22.8 million received, less the $710.2 million properties, plants, equipment and mine development, net disposed of.

e.	Represents the fair value of the deferred cash and contingent consideration of $80.7 million

f.	Represents accrual for estimated transaction costs of $6.0 million, less $4.9 million of other current liabilities disposed of.

g.

Represents the estimated loss on the disposal of $196.9 million, net of estimated transaction cost of $6.0 million, as if the disposal had occurred on December 31, 2025. This loss may not be representative of what will actually be recorded during the year ended December 31, 2026.

Pro Forma Adjustments

h.	Reflects the repayment of $263 million of Senior Notes utilizing a combination of the $160 million net cash proceeds received and $103 million of existing cash resources.